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                                                                  EXHIBIT 99.1


                          CONSENT OF ROBERT G. MECHALEY

         I hereby consent to being named as becoming a director of Inet Technologies, Inc. in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.


                                /s/ ROBERT G. MECHALEY
                               -----------------------------------------------
                               Robert G. Mechaley

Dated: July 23, 1998